Investor Presentation | November 2023

This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2023, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent annual and quarterly reports. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Interface: a compelling investment”, “Brand Leader in the Specified Channel”, and “Financial Policy”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “commitment”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2 Forward Looking Statements and Non-GAAP Measures

3 At Interface, we believe flooring is more than what you walk on. Who We Are Leading Established GlobalDedicated Engaged provider of commercial flooring: carpet tile, rubber, and LVT brand with a history of innovation and a commitment to the pursuit of sustainability to performance and improving the built environment, industry, and the world manufacturing capabilities with a focus on local market needs customer-centric and purpose- driven culture with deep design and innovation roots

4 Interface at a Glance Interface is a global leader in commercial flooring $1.3 billion in net sales in FY2022 3,600 global employees 6 manufacturing locations on 4 continents ATL headquartered in Atlanta, GA Recognized leader in sustainability First cradle-to-gate carbon negative commercial carpet tile 50 years of innovation © C hr is to ph er P ay ne / Es to

5 Interface at a Glance Interface: a compelling investment Premium brands with attractive margins and leadership in core categories Carpet Tile LVT Rubber

6 Interface at a Glance Diversified portfolio positioned for growth with strength across market segments Interface: a compelling investment 58% Americas 30% EMEA 12% APAC Revenue by Region 52% Non-office 48% Office Revenue by Customer Vertical Corporate Education Healthcare & Senior Living TransportationGovernment AustraliaGermanyUnited States Note: Figures represent LTM Q3 2023

Interface at a Glance

Interface: a compelling investment

We are **global leaders** in…


Sustainability


Design


Innovation

Images © Christopher Payne / Esto

… with a strong **financial foundation**

attractive margins	strong liquidity	healthy balance sheet

… and **unwavering commitment to our people**

winning culture	commitment to talent development	meaningful DEI progress

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8 Interface at a Glance Interface: a compelling investment Strengths to Leverage • Selling system and customer partnerships • Sustainability leadership • Manufacturing expertise • Diversified portfolio • Strong cash generation and balance sheet Opportunities for Growth • Reset operating model to one global company with strong global functions • Expand margins through global supply chain management & improved productivity • Accelerate new global products & designs • Reallocate investment to big bets; drive profitable growth

Interface Positioning

Interface Positioning

Attractive Product Portfolio



Carpet Tile

- Industry-leading cradle-to-gate carbon negative carpet tile
- Biomimicry-inspired design (i2)
- No glue installation with TacTiles®
- Faster, more profitable installation for contractors
- Recyclable via our ReEntry® program
- Carbon Neutral Floors™



Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
- No transition strips needed; same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon Neutral Floors™



© Elmar Witt

Rubber

- Offered in modular tiles, sheet, and specialized surface sheet
- Ideal for hygienic, high-traffic flooring applications
- Extremely durable with strong chemical resistance
- Carbon Neutral Floors™

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Leading Global Provider of Commercial Flooring Solutions Total global commercial flooring market = $39 Billion Interface served market = $9+ Billion • Global share leader in $5B Carpet Tile segment (now exceeds Broadloom segment globally) • Leader in high growth $3.3B LVT segment • Entered $1.0B Rubber segment in 2018, acquisition of nora, the category leader Source: Management estimates $11.7 $7.4 $1.9 $1.0 $3.4 $3.3 $4.7 Other Global Commercial Flooring Segment (in Billions) 11 Interface Positioning Rubber $5.0

12 Brand Leader in the Specified Channel Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins. Interface Positioning Source: Management estimates ~15-25% +25% Opportunity to expand in low/mid-range price points Maintain significant share of the high-end and mid- range price points Share leader in the specified and end user channels of commercial carpet tile Global Carpet Tile Price Categories Interface Share 0 20 40 60 80 100 120 Low End Mid-Range High End <15% ~15 – 25% +25% Vo lu m e (s qu ar e m et er s in m illi on s)

Global Sales and Manufacturing Platform • Sales & marketing offices in over 45 locations across 20 countries • Global account management • Six manufacturing locations on four continents • Global supply chain management • Unique blend of efficiency and customization Note: Figures represent LTM Q3 2023 Americas 58% of Net Sales Europe 30% of Net Sales Asia-Pacific 12% of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom 13 Interface Positioning

Interface Positioning

Interface®

Diversified Customer Verticals


48%
Corporate
18%
Education
10%
Healthcare
6%
Government
Revenue by Vertical
4%
Retail
4%
Residential Living
3%
Hospitality
2%
Consumer Residential
5%
Other

Note: Figures represent LTM Q3 2023, figures in chart may not sum to 100% due to rounding

Corporate

- Highest penetration of carpet tile vs broadloom
- Global account management
- New construction, renovations and remodels
- Lease renewals result in recurring revenue

Education

- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber
- Significant opportunity for broadloom conversion

Healthcare

- Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences
- Largest rubber market based on hygienic properties, chemical resistance, and durability
- Significant opportunity for broadloom conversion

Retail

- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT

Government

- Federal, State, and Local procurement push for use of low carbon products
- Low carbon footprint products support achievement of decarbonization goals outlined in US Inflation Reduction Act

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Environmental, Social and Governance Overview

16 ESG Overview 2022 ESG Highlights • Became the first flooring manufacturer to be third- party certified as a Carbon Neutral across our entire business • Continued to make progress on our verified Science Based Targets • Transitioned 100% of our carpet tile product manufactured in Europe to our carbon negative CQuest™ backing • Expanded our carbon negative carpet tile offering to FLOR®, our specialty design brand, helping residential customers create beautiful and environmentally conscious homes • Conducted our first Global Employee Commuting Survey, measuring employee commuting data with information directly from employees Environmental Stewardship • Completed the global rollout of Workday® for improved visibility into our people demographics; expanded the platform with launch of Workday Learning and Workday Talent & Performance • Continued to activate our global DEI strategy, introducing a mandatory Unconscious Bias Training course in the Americas and the launch of our first Inclusion Network, Women@Interface • Introduced expanded benefits program for U.S.- based employees that support mental and physical well-being • Launched The Home Project as part of our Reconciliation Action Plan to connect with, learn from, and collaborate with the First Nations people of Australia Social Responsibility • Adopted our Commitment to Human Rights, a global statement that outlines how we support human rights for all people • Updated our Security Incident Response Plan and deployed new technology to support enhanced data privacy and cybersecurity approach • Commenced search to appoint at least one new female director to the Board in 2024 • Updated our Code of Conduct, creating one source of guidance and policies for our employees to follow Governance & Ethics

Click here to access our 2022 Impact Report 17 The linked 2022 Impact Report is not a part of, or incorporated into, this presentation 2022 Impact Report This report highlights our commitment to operating in an ethical and sustainable manner that benefits all stakeholders – employees, customers, shareholders, and the environment – and our progress to reduce environmental impacts, cultivate social responsibility, and operate with strong governance.

Financial Performance

19 Financials At-a-Glance* (in $ millions) Currency Neutral Net Sales $306.1 (6.6%) YoY Net Sales $311.0 (5.1%) YoY Adjusted SG&A 25.5% % of Net Sales Adjusted Operating Income $32.4 10.4% of Net Sales Net Debt / Adjusted EBITDA 2.1x Net Sales $1,271.9 Adjusted EBITDA $151.1 11.9% of Net Sales Adjusted Operating Income $107.4 8.4% of Net Sales Q3 2023 LTM We are investing in customer-facing resources and innovation to drive short and long-term growth, while managing all other costs and focusing on productivity to improve margins.” Laurel Hurd, CEO “ Adjusted Earnings Per Share $0.28 Adjusted Earnings Per Share $0.91 Financial Performance * See Appendix for a reconciliation of Non-GAAP figures

Financial Performance GAAP Financial Results 20 ($ in millions, except EPS) 2023 2022 Change Net Sales $311 $328 (5%) Gross Profit 110 109 1% % of Net Sales 35.5% 33.2% SG&A Expense 79 81 (2%) % of Net Sales 25.5% 24.7% Operating Income 31 28 10% % of Net Sales 10.0% 8.6% Net Income (Loss) 10 14 (30%) % of Net Sales 3.2% 4.3% Diluted EPS 0.17$ 0.24$ (29%) Third Quarter

($ in millions, except EPS) 2023 2022 Change Net Sales $311 $328 (5%) Adjusted Gross Profit 112 110 1% % of Net Sales 35.9% 33.7% Adj SG&A Expense 79 79 0% % of Net Sales 25.5% 24.2% Adjusted Operating Income 32 31 4% % of Net Sales 10.4% 9.5% Adjusted Net Income 16 17 (6%) % of Net Sales 5.3% 5.3% Adjusted Diluted EPS 0.28$ 0.30$ (7%) Adjusted EBITDA $44 $43 2% Third Quarter Financial Performance Adjusted Financial Results* 21 * See Appendix for a reconciliation of Non-GAAP figures

22 Financial Performance Earnings Metrics* Adjusted EBITDA Adjusted Earnings Per Share (Diluted) * See Appendix for a reconciliation of Non-GAAP figures $ millions

Cash Total Debt Net Debt / LTM Adjusted EBITDA Financial Performance Capitalization and Liquidity* Net Debt 23 $ millions * See Appendix for a reconciliation of Non-GAAP figures

24 Financial Performance Balance capital allocation across investment in the business, managing our leverage ratio, and returning capital to shareholders. Financial Policy Reduce debt Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x Reinvest in the business Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness Explore M&A Opportunities Opportunistically evaluate accretive M&A transactions that are aligned with our strategy Return excess cash to Shareholders Utilize strong free cash flow to return excess cash to shareholders Capital Deployment Philosophy

Appendix

Appendix Reconciliation of Non-GAAP Figures 26 Note: Sum of reconciling items may differ from total due to rounding of individual components ($ in millions) Q3 2022 Q3 2023 Net Sales as Reported (GAAP) $327.8 $311.0 Impact of Changes in Currency - (4.9) Currency Neutral Sales $327.8 $306.1 Gross Profit as Reported (GAAP) $108.8 $110.3 Purchase Accounting Amortization 1.2 1.3 Thailand Plant Shutdown 0.5 - Adjusted Gross Profit $110.5 $111.6 SG&A Expense as Reported (GAAP) $80.8 $79.3 Restructuring, Asset Impairment, Severance and Other, net (1.6) 0.0 Cyber Event Impact - (0.1) Adjusted SG&A Expense $79.2 $79.2 Q3 2022 Q3 2023 LTM Q3 2023 Operating Income as Reported (GAAP) $28.0 $31.0 $54.8 Purchase Accounting Amortization 1.2 1.3 5.1 Thailand Plant Shutdown 0.5 0.0 - Cyber Event Impact - 0.1 6.1 Goodwill and Intangible Asset Impairment - - 36.2 Restructuring, Asset Impairment, Severance and Other, net 1.5 (0.0) 5.3 Adjusted Operating Income* $31.2 $32.4 $107.4

Appendix

Interface®

Reconciliation of Non-GAAP Figures

	Q3 2022	Q3 2023	LTM Q3 2023
Net Income as Reported (GAAP)	**$14.1**	**$9.9**	**$0.3**
Purchase Accounting Amortization	0.9	0.9	3.6
Thailand Plant Shutdown	0.5	-	-
Restructuring, Asset Impairment, Severance and Other, net	1.5	0.2	4.0
Cyber Event Impact	-	0.1	4.6
Goodwill and Intangible Asset Impairment	-	-	34.3
Loss on Extinguishment of Debt	-	-	0.2
Property Casualty Loss(1)	-	0.0	(0.4)
Loss on Discontinuance of Interest Rate Swaps	0.5	0.1	1.0
Foreign Subsidiary Liquidation(2)	-	5.1	5.1
Adjusted Net Income	**$17.4**	**$16.4**	**$52.9**

	2020	2021	2022	Q3 2022	Q3 2023	LTM Q3 2023
Diluted EPS as Reported (GAAP)	**($1.23)**	**$0.94**	**$0.33**	**$0.24**	**$0.17**	**$0.01**
Purchase Accounting Amortization	0.07	0.07	0.06	0.01	0.02	0.06
Thailand Plant Shutdown	-	-	0.04	0.01	-	-
Impact of Change in Equity Award Forfeiture Accounting	0.02	-	-	-	-	-
Restructuring, Asset Impairment, Severance and Other, net	0.23	0.16	0.13	0.03	0.00	0.07
Cyber Event Impact	-	-	0.07	-	0.00	0.08
Property Casualty Loss(1)	-	-	-	-	0.00	(0.01)
Goodwill and Intangible Asset Impairment	2.05	-	0.58	-	-	0.59
Warehouse Fire Loss	0.05	-	-	-	-	-
SEC Fine	0.09	-	-	-	-	-
Loss on Extinguishment of Debt	0.05	-	0.00	-	-	0.00
Loss on Discontinuance of Interest Rate Swaps	0.05	0.06	0.04	0.01	0.00	0.02
FIN 48 Release on Discontinued Operations	(0.22)	-	-	-	-	-
Foreign Subsidiary Liquidation(2)	-	-	-	-	0.09	0.09
Adjusted Diluted EPS*	**$1.15**	**$1.23**	**$1.25**	**$0.30**	**$0.28**	**$0.91**

Note: Sum of reconciling items may differ from total due to rounding of individual components

(1) Represents insurance recovery of loss recognized in the first quarter of 2023.

(2) Russia and Brazil foreign subsidiaries were substantially liquidated during the current period. The related cumulative translation adjustment was recognized in other expense.

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Appendix

Interface®

Reconciliation of Non-GAAP Figures

($ in millions)	2020	2021	2022	Q3 2022	Q3 2023	LTM Q3 2023
Net Income (Loss) as Reported (GAAP)	**($71.9)**	**$55.2**	**$19.6**	**$14.1**	**$9.9**	**$0.3**
Income Tax Expense (Benefit)	(7.5)	17.4	22.4	6.1	6.2	11.8
Interest Expense (including debt issuance cost amortization)	29.2	29.7	29.9	7.7	8.2	33.1
Depreciation and Amortization (excluding debt issuance cost amortization)	43.8	44.3	38.7	9.4	9.6	38.3
Share-Based Compensation Expense	(0.5)	5.5	8.5	2.4	2.2	9.2
Purchase Accounting Amortization	5.5	5.6	5.0	1.2	1.3	5.1
Thailand Plant Shutdown	-	-	2.5	0.5	-	-
Cyber Event Impact	-	-	5.1	-	0.1	6.1
Property Casualty Loss[1]	-	-	-	-	0.0	(0.5)
Goodwill and Intangible Asset Impairment	121.3	-	36.2	-	-	36.2
Restructuring, Asset Impairment, Severance and Other, net	16.7	11.8	8.2	1.5	(0.0)	5.3
Warehouse Fire Loss	4.2	(0.2)	-	-	-	-
SEC Fine	5.0	-	-	-	-	-
Foreign Subsidiary Liquidation[2]	-	-	-	-	6.2	6.2
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	**$145.7**	**$169.4**	**$176.1**	**$42.9**	**$43.7**	**$151.1**

($ in millions)	2020	2021	2022	Q3 2023
Total Debt	**$577**	**$518**	**$520**	**$444**
Less: Cash	(103)	(97)	(98)	(120)
Net Debt	**$474**	**$421**	**$423**	**$325**
Total Debt / LTM Net Income as Reported (GAAP)	**(8.0x)**	**9.4x**	**26.6x**	**1284.4x**
Net Debt / LTM Adjusted EBITDA	**3.2x**	**2.5x**	**2.4x**	**2.1x**

Note: Sum of reconciling items may differ from total due to rounding of individual components

** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*

(1) Represents insurance recovery of loss recognized in the first quarter of 2023.

(2) Russia and Brazil foreign subsidiaries were substantially liquidated during the current period. The related cumulative translation adjustment was recognized in other expense.

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